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                             HYBRID NETWORKS, INC.

                  AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                             SEPTEMBER 18, 1997

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                              TABLE OF CONTENTS

                                                                        Page
                                                                        ----
1.   Registration Rights...................................................2
     1.1  Definitions......................................................2
     1.2  Company Registration.............................................3
     1.3  Obligations of the Company.......................................4
     1.4  Furnish Information..............................................5
     1.5  Expenses of Company Registration.................................5
     1.6  Underwriting Requirements........................................5
     1.7  Delay of Registration............................................6
     1.8  Indemnification..................................................6
     1.9  Reports Under Securities Exchange Act of 1934....................8
     1.10 Form S-3 Registration............................................8
     1.11 Assignment of Registration Rights...............................11
     1.12 "Market Stand-Off" Agreement....................................12
     1.13 Termination of Registration Rights..............................12

2.   Covenants of the Company.............................................12
     2.1  Delivery of Financial Statements................................12
     2.2  Termination and Assignment of Information Covenants.............13
     2.3  Right of First Offer............................................13

3.   Miscellaneous........................................................16
     3.1  Successors and Assigns..........................................16
     3.2  Governing Law...................................................16
     3.3  Counterparts....................................................16
     3.4  Titles and Subtitles............................................16
     3.5  Notices.........................................................16
     3.6  Expenses........................................................16
     3.7  Amendments and Waivers..........................................17
     3.8  Severability....................................................17
     3.9  Aggregation of Stock............................................17
     3.10 Entire Agreement; Amendment; Waiver.............................17

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                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT is entered into as of September 18, 1997 by and among Hybrid Networks, Inc., a Delaware corporation (the "COMPANY"), the investors listed on Schedule A hereto (each of which is herein referred to as a "SERIES A INVESTOR"), the investors listed on Schedule B hereto (each of which is herein referred to as a "SERIES B INVESTOR"), General Instrument Corporation of Delaware, a Delaware corporation (the "SERIES C INVESTOR"), the investors listed on Schedule C hereto (each of which is herein referred to as a "SERIES D INVESTOR"), Intel Corporation ("INTEL"), Howard L. Strachman ("STRACHMAN"), Eduardo J. Moura (Mr. Moura and Strachman are referred to collectively as the "FOUNDERS"), the current holders of the Company's Series G Preferred Stock (each of which is herein referred to as a "SERIES G INVESTOR"), Alex. Brown & Sons Incorporated (the "AGENT"), ITOCHU Corporation ("ITOCHU"), BG Services Limited ("BG") and the investors listed in Schedule D hereto (each of which is herein referred to as a "NOTE WARRANT INVESTOR").

                                 RECITALS

     WHEREAS, the Company, the Series A Investors and the Founders entered into the Investor Rights Agreement dated as of September 16, 1992 (the "AGREEMENT") whereby, among other things, the Company granted rights thereunder to the Series A Investors;

     WHEREAS, the Agreement was amended in October and November 1994 whereby, among other things, the Company granted rights thereunder to the Series B Investors ;

     WHEREAS, the Agreement was further amended as of February 28, 1995 whereby, among other things, the Company granted certain registration rights to the Series C Investor;

     WHEREAS, the Agreement was further amended in May and June 1995 whereby, among other things, the Company granted rights thereunder to the Series D Investors;

     WHEREAS, the Agreement was further amended in December 1995 whereby, among other things, the Company granted rights thereunder to Intel (concurrently therewith the Company and Intel entered into the Series E/F Preferred Stock Purchase Agreement dated in December 1995 -- the "SERIES E/F AGREEMENT");

     WHEREAS, the Agreement was further amended in February 1996 whereby, among other things, the Company granted Strachman certain rights of first offer thereunder;

     WHEREAS, the parties to the Convertible Note and Warrant Purchase Agreement among the Company and certain Series B Investors and Series D Investors dated in June 1996 (the "CONVERTIBLE NOTE AGREEMENT") and the parties to the Agreement For Sale of COMMON STOCK among the Company, the Founders and Certain Series D Investors dated in June 1996 (the "Common Stock Agreement"), which parties constituted the holders of at least a majority of the then Registrable Securities (as defined below), acknowledged that the holders of the securities issued pursuant to the

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Convertible Note Agreement and the shares of Common Stock sold by Strachman pursuant to the Common Stock Agreement were entitled to certain rights under this Agreement with respect to such securities and shares;

     WHEREAS, the Agreement was further amended in July 1996 whereby, among other things, the Company granted rights thereunder to the Series G Investors and the Agents;

     WHEREAS, the Agreement was further amended in February 1997 whereby, among other things, the Company granted rights thereunder to Itochu;

     WHEREAS, the Agreement was further amended in April 1997 whereby, among other things, the Company granted rights to London Pacific Life & Annuity Company ("London") in connection with the Company's issuance to London of the Company's Senior Secured Convertible Debenture due 2002 (the "DEBENTURE"); London subsequently transferred to BG the Debenture and London's rights under this Agreement;

     WHEREAS, pursuant to a Subordinated Note Purchase Agreement (the "SUBORDINATED NOTE AGREEMENT"), the Company is issuing to the Note Warrant Investors the Company's Subordinated Promissory Notes (the "SUBORDINATED NOTES") and warrants to purchase shares of the Company's Common Stock (the "NOTE WARRANTS"); and

     WHEREAS, pursuant to the Agreement, the holders of a majority of the Registrable Securities (as defined below) desire to amend the Agreement further to provide for, among other things, the grant of rights thereunder to the Note Warrant Investors as required under the terms of the Subordinated Note Agreement and to restate the Agreement as amended by this amendment and to supersede all prior amendments so that the Agreement as amended is set forth in its entirety in this Amended and Restated Investor Rights Agreement, and the Note Warrant Investors desire to obtain such rights and to enter into this Amended and Restated Investor Rights Agreement.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE that this Amended and Restated Investor Rights Agreement amends the Agreement and restates in its entirety and supersedes all previous amendments to the Agreement so that the Agreement, as amended hereby ("THIS AGREEMENT"), is set forth herein in its entirety, and further agree as follows:

      1.    REGISTRATION RIGHTS. The Company covenants and agrees as follows:

            1.1  DEFINITIONS.  For purposes of this Section 1:

                 (a) The term "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                 (b) The term "Registrable Securities" means (1) shares of Common Stock of the Company issuable or issued upon exercise of the Note Warrants or conversion of the Subordinated Notes, the Debenture or shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred

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Stock, Series G Preferred Stock or Series H Preferred Stock of the Company
(including, without limitation, shares of Series B Preferred Stock or Series D Preferred Stock issuable or issued upon exercise of any warrants issued or extended pursuant to the Convertible Note Agreement, the shares of Series G Preferred Stock issued upon conversion of the convertible notes issued pursuant to the Convertible Note Agreement, shares of Series B Preferred Stock issuable or issued upon exercise of any warrants issued pursuant to the Series E/F Agreement and shares of Series G Preferred Stock issuable or issued upon exercise of the warrant issued to the Agent pursuant to the engagement letter between the Company and the Agent relating to the offer and sale of Series G Preferred Stock), (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Note Warrants, Subordinated Notes, Debenture, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold, transferred or otherwise assigned by a person or entity in a transaction in which his rights under this Section 1 are not assigned and (3) shares of Common Stock issuable upon conversion or exchange of securities convertible into, or exchangeable for, Common Stock upon conversion of the Subordinated Notes;

                 (c) The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                 (d) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof; and

                 (e) The term "FORM S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion of incorporation of substantial information by reference to other documents filed by the Company with the SEC.

            1.2  COMPANY REGISTRATION.

                 (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on Form S-4 (or any successor form) or a registration on any form which does not include substantially the same information (other than information as would be required under Item 507 of Regulation S-K under the Act with respect to selling stockholders) as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall,

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subject to the provisions of Section 1.6, cause to be registered under the
Act all of the Registrable Securities that each such Holder has requested to be registered.

                 (b) Upon any sale by the Company of shares of its Common Stock to the public in a firmly underwritten public offering, the Founders (and the Series B Investors and Series D Investors, to the extent they purchased shares of Common Stock from Strachman), on the date notice is provided to each Holder pursuant to subsection 1.2(a), shall be entitled to include any of their shares of Common Stock in any registration by the Company under this Section 1.2, if such persons agree to be bound by all other provisions of this Agreement and participate in any such registration on the same basis as each Holder in accordance with all applicable provisions of this Agreement.

            1.3  OBLIGATIONS OF THE COMPANY.  Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                 (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days.

                 (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                 (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                 (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                 (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                 (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to

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state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                 (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

            1.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

            1.5 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.2 and Section 1.10 for each Holder (which right may be assigned as provided in Section 1.11), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

            1.6 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's Common Stock, the Company shall not be required under Section 1.2 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be first apportioned pro rata among the selling stockholders other than the Founders according to the total amount of securities entitled to be included therein owned by each selling stockholder other than the Founders or in such other proportions as shall mutually be agreed to by such selling stockholders, and the remaining securities, if any, to be so apportioned between the Founders). As a result of the

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immediately preceding sentence, no securities owned by a Founder shall be entitled to be included in such offering unless the total amount of securities entitled to be included therein owned by each selling stockholder other than the Founders has not been reduced to less than the amount of Registrable Securities requested by such selling stockholders to be included in such offering in accordance with Section 1.2. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

            1.7 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

            1.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                 (b) To the extent permitted by law, each selling Holder will severally indemnify and hold harmless the Company, each of its directors, each of its officers who has signed

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the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.8(b) exceed the gross proceeds from the offering received by such Holder.

                 (c) Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

                 (d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the

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indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                 (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                 (f)  The obligations of the Company and Holders under this
Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

            1.9 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                 (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                 (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                 (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                 (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

            1.10 FORM S-3 REGISTRATION.

                 (a) In case the Company shall receive from any Holder or Holders who own, in the aggregate, at least 30% of the outstanding shares of Registrable Securities, a written request or requests that the Company effect a registration on Form S-3 and any related qualification

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or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                      (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                     (ii) as soon as practicable effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.10(a): (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.10(a); provided, however, that the Company shall not utilize this right more than once in any 12-month period; (4) if the Company has, within the 12-month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.10(a); (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                      (iii) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

Notwithstanding anything to the contrary in this Section 1.10(a), the Series C Investor will have rights under this Section 1.10(a), and any Holder of any shares of Series C Preferred Stock or any Registrable Securities issued with respect thereto will have rights under this Section 1.10(a) with respect to such shares or Registrable Securities, only for so long as the Series A Investors and the Series B Investor have rights under this Section 1.10(a).

                 (b) In addition to the registration rights provided for in Sections 1.1, 1.2 and 1.10(a), the Note Warrant Investors that own any Note Warrants, Subordinated Notes or shares of Common Stock of the Company that have been issued upon exercise of any Note Warrants or conversion of any Subordinated Notes (such Note Warrant Investors are referred to herein as "NOTE/WARRANT HOLDERS") shall be entitled, collectively, to one demand shelf-registration as provided in this Section 1.10(b). For the purposes of this Section 1.10(b), (1) the term "NOTE/WARRANT SHARES" refers to shares of Common Stock of the Company that have been issued, or are issuable, upon exercise of any Note Warrants or conversion of any Subordinated Notes, and (2) a Note/Warrant Holder shall be deemed to own the number of Note/Warrant Shares that are issuable upon the exercise of Note Warrants owned by such Note/Warrant Holder as well as the number of Note/Warrant Shares that are currently issued and outstanding and owned by such Note/Warrant Holder. In the event that, after the first anniversary of the consummation of the initial sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm underwritten offering of its securities to the general public, the Company shall receive from Note/Warrant Holders that own, in the aggregate, a majority of the Warrant Shares a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Note/Warrant Shares owned by such Note/Warrant Holder or Note/Warrant Holders, the Company will:

                  (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all Note/Warrant Holders; and

                  (ii) as soon as practicable effect such registration and all qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Note/Warrant Holder's or Note Warrant Holders' Note/Warrant Shares as are specified in such request, together with all or such portion of the Note/Warrant Shares of any Note/Warrant Holder or Note/Warrant Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 1.10(b):
(1) if Form S-3 is not available for such offering by the Note/Warrant Holders other than as a result of a failure of the Company to comply with the reporting requirements of Sections 13 and 15 of the 1934 Act; (2) if the Company shall furnish to the Note/Warrant Holders requesting such registration a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement until, in the good faith judgment of the Board of Directors of the Company, it would no longer be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected (but in no event for a period of more than 90 days after receipt of the request of the Note/Warrant Holder or Note Warrant Holders under this Section 1.10(b)); (3) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance. If Form S-3 is not available for such offering by the Note/Warrant Holders as a result of a failure of the Company to comply with the reporting requirements of Sections 13 and 15 of the 1934 Act, the Company shall effect such registration on Form S-1.

                  (iii) Subject to the foregoing, the Company shall file a registration statement on Form S-3 covering the Note/Warrant Shares so requested to be registered as soon as practicable after receipt of the request or requests of the Note/Warrant Holder or Note/Warrant Holders and shall use its best efforts to cause the registration statement to become effective under the Act and to keep the registration statement continuously effective under the Act and available for the offer and sale of the Note/Warrant Shares covered thereby for 180 days (or such shorter period ending when all Note/Warrant Shares covered by the registration statement have been sold or are no longer entitled to registration under this Section 1.10(b)). The Company will be deemed not to have used its best efforts to keep the registration statement effective and available for such offer and sale during the requisite period if the Company voluntarily takes any action that would result in Note/Warrant/Holders of Note/Warrant Shares covered thereby not being able to offer and sell such Note/Warrant Shares thereunder during any portion of that period unless (1) such action is required by applicable law or (2) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly thereafter causes the registration to become effective under the Act and available for such offer and sale. In the event that the effectiveness or availability of the registration statement is suspended during the requisite period, the Company will be obligated to extend the period of effectiveness and availability of the registration statement for a period that is at least equal to the period during which such effectiveness or availability was suspended.

                   (iv) Each Note/Warrant Holder that causes the Company to register any of such Note/Warrant Shares and under this Section 1.10(b) shall immediately notify the Company in writing of any sales of Note/Warrant Sales under the registration statement and, if the effectiveness of the registration statement is terminated in accordance with this Section 1.10(b), shall return to the Company's transfer agent all stock certificates that represent any unsold Note Warrant Shares so that the transfer agent may affix any appropriate securities legends thereto.

                   (v) Notwithstanding anything to the contrary in Section 3.7, any term of this Section 1.10(b) may be amended, and the observance of any term of this Section 1.10(b) may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Note/Warrant Holders that then own a majority of all Note/Warrant Shares then owned by Note/Warrant Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company, each Note Warrant Holder and each future holder of any Note/Warrant Shares.

                   (vi) Any Form S-3 registration statement required pursuant to this Section 1.10(b) shall not be required to include any Registrable Securities that are freely tradable by the Holders thereof without registration under the Act (including shares as to which paragraph (k) of Rule 144 under the Act applies but not shares that are subject to applicable holding period, volume limitation or manner of sale and notice requirements of paragraphs (d), (e), (f), (g), (h) and (i) of Rule 144).

           1.11 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, (i) after such assignment or transfer, holds at least 50,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), and (ii) is not a person or entity deemed by the Board of Directors of the Company in its best judgment, to be a competitor or potential competitor of the Company; provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1. For the purposes of determining the number of shares of Registrable Securities held by any Note Warrant Investor, the shares of Registrable Securities held by such Note Warrant Investor shall be aggregated with the shares of Registrable Securities held by affiliates of the Note Warrant Investor or any entities for which the Note Warrant Investor or its affiliates serve as general partner and/or investment adviser or in a similar capacity, all mutual funds or other pooled investment vehicles or entities under the common control or management of such Note Warrant Investor, or the general partner or investment adviser thereof, or any affiliate of the foregoing.

           1.12 "MARKET STAND-OFF" AGREEMENT. Each signatory to the Agreement or hereto or any prior or subsequent amendment to the Agreement or hereto hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock of the Company not to exceed 180 days following the effective date of a registration statement of the Company filed under the Act (unless otherwise required by an underwriter), such signatory shall not, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration and except to the extent otherwise consented to by the Company and such underwriter. To the extent that any officer or director of the Company has not entered into a market stand-off agreement of equivalent duration and effect with respect to any Company securities beneficially owned by such officer or director, the Company shall use best efforts to require each officer and director of the Company to enter into such an agreement.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

           1.13 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 after 6 years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public. Notwithstanding anything to the contrary in this Section 1, except as provided otherwise in Section 1.10(b)(v), no Holder shall be entitled to cause the Company to register the sale or other transfer of Restricted Securities if and so long as the intended sale or other transfer may then be effectuated by such Holder in compliance with Rule 144 under the Act without violating the holding period, volume limitations or other restrictions of Rule 144.
                                 12

  2.   COVENANTS OF THE COMPANY.

    2.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Series A Investor, Series B Investor, Series C Investor, Series D Investor, Intel, Series G Investor, Note Warrant Investor, Itochu and BG (each, for the purposes of this Section 2.1, an "INVESTOR"):

           (a) as soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company, an income statement and statement of cash flows for such fiscal year, a balance sheet of the Company, and a statement of stockholder's equity as of the end of such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants selected by the Company;

           (b) as soon as practicable, but in any event within 45 days after the end of each of the first 3 quarters of each fiscal year of the Company, an unaudited profit or loss statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter.

           (c) only to Investors who hold more than 350,000 shares of Registrable Securities, within 30 days of the end of each month, an unaudited income statement, a statement of cash flows and an unaudited balance sheet for and as of the end of such month, prepared internally, in reasonable detail;

           (d) only to Investors who hold more than 350,000 shares of Registrable Securities, as soon as practicable, but in any event 90 days after the end of each fiscal year, a budget for the then current fiscal year, prepared on a monthly basis, including balance sheets and statements of cash flows for such months; and

           (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financials fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment.

     For the purposes of determining the number of shares of Registrable Securities held by any Note Warrant Investor, the shares of Registrable Securities held by such Note Warrant Investor shall be aggregated with the shares of Registrable Securities held by affiliates of the Note Warrant Investor or any entities for which the Note Warrant Investor or its affiliates serve as general partner and/or investment adviser or in a similar capacity, all mutual funds or other pooled investment vehicles or entities under the common control or management of such Note Warrant Investor, or the general partner or investment adviser thereof, or any affiliate of the foregoing.

  2.2 TERMINATION AND ASSIGNMENT OF INFORMATION COVENANTS. The covenants set forth in Section 2.1 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur. The information rights set forth in Section 2.1 may be assigned (but only with all related obligations) by an Investor to a transferee or assignee of Registrable Securities who, (a) after such assignment or transfer, holds at least 350,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), and (b) is not a person or entity deemed by the Board of Directors of the Company in its best judgment, to be a competitor or potential competitor of the Company; provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such information rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, (i) the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership and (ii) the holdings of a Note Warrant Investor shall be aggregated with the holdings of affiliates of the Note Warrant Investor or any entities for which the Note Warrant Investor or its affiliates serve as general partner and/or investment adviser or in a similar capacity, all mutual funds or other pooled investment vehicles or entities under the common control or management of such Note Warrant Investor, or the general partner or investment adviser thereof, or any affiliate of the foregoing.

  2.3 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Series A Investor, each Series B Investor, Intel, each Series D Investor, each Series G Investor, Itochu, BG, Strachman and each Note Warrant Holder a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.3, the term "INVESTOR" includes each Series A Investor, each Series B Investor, Intel, each Series D Investor, each Series G Investor, Itochu, BG, Strachman and each Note/Warrant Holder, and any general or limited partners and affiliates of any Series A Investor, any Series B Investor, Intel, any Series D Investor or any Note/Warrant Holder. Each Series A Investor, each Series B Investor, Intel and each Series D Investor shall be entitled to apportion the right of first offer hereby granted to such Investor among itself and its general or limited partners and affiliates in such proportions as such Investor deems appropriate.

     Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("SHARES"), the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

           (a) The Company shall deliver a written notice ("NOTICE") to the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

           (b) Within 20 calendar days after receipt of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon exercise of the Note Warrants or conversion of the Debenture, Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock or the Series H Preferred Stock then held, by such Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion of all convertible securities). The Company shall promptly, in writing, inform each Investor which purchases all the shares available to it ("FULLY-EXERCISING INVESTOR") of any other Investor's failure to do likewise. During the 5-day period commencing after delivery of such information to such Fully-Exercising Investor(s), each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares not subscribed for by the Investors which is equal to the proportion that the number of shares of shares of Common Stock issued and held, or issuable upon exercise of the Note Warrants or conversion of the Debenture, Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock or Series H Preferred Stock, as the case may be, then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon exercise of the Note Warrants or conversion of the Debenture, Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock or the Series H Preferred Stock, as the case may be, then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed Shares. The rights of first offer in this Section 2.3 shall not be applicable to the Subordinated Notes or any securities that may be issued or issuable upon conversion of any Subordinated Notes, although the issuance of any securities upon conversion of the Subordinated Notes shall not reduce the number of Shares that any Note Warrant Holder shall be entitled to purchase, as compared to any other Investor, pursuant to such rights of first offer.

           (c) If all Shares which Investors are entitled to obtain pursuant to subsection 2.3(b) are not elected to be obtained as provided in subsection 2.3(b) hereof, the Company may, during the 120-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree, than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 120 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

          (d) The rights of first offer in this Section 2.3 shall not be applicable:

              (i) to the issuance or sale of shares of the Company's Common Stock (or options therefor) to service providers for the primary purpose of soliciting or retaining their services as approved by the vote or written consent of a majority of the Board of Directors.

              (ii) to consummation of a bona fide, firmly underwritten public offering of shares of common stock, registered under the Act pursuant to a registration statement on Form S-1;

              (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities;

              (iv) to securities of the Company issued pursuant to the acquisition of (A) another corporation by the Company by merger or other reorganization whereby the

Company owns more than 50% of the voting power of such other corporation, or
(B) substantially all the assets of another corporation;

              (v) to the issuance of securities pursuant to transactions involving technology licensing, research and development activities, distribution or manufacture of the company's products, lease of equipment by the Company, or any transactions with corporate partners, provided that each of the foregoing transactions is primarily for non-equity financing purposes and is approved by the Company's Board of Directors;

              (vi) to shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, recapitalization and the like by the Company following approval by the Board of Directors; or

              (vii) to the issuance of up to 255,000 shares of Common Stock to service providers for services performed for the benefit of the Company, which services were performed prior to the first issuance of the Series A Preferred Stock.

           (e) The rights of first offer in this Section 2.3 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever shall first occur.

           (f) The rights of first offer in this Section 2.3 and/or the right to register Registrable Securities pursuant to this Agreement or to register shares of Common Stock subject to registration rights pursuant to
Section 1.2(b) ("1.2(b) SHARES") may be assigned (but only with all related obligations) by any Series A Investor, any Series B Investor, Intel, any Series D Investor, Strachman, any Series G Investor, Itochu, BG or any Note/Warrant Investor to a transferee or assignee from such person of Registrable Securities or Section 1.2(b) Shares who, (i) after such assignment or transfer, holds at least 350,000 shares of Registrable Securities or Section 1.2(b) Shares (subject in each case to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), and (ii) is not a person or entity deemed by the Board of Directors of the Company in its best judgment, to be a competitor or potential competitor of the Company; provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities or Section 1.2 Shares held by a transferee or assignee for the purposes of this Section 2.3(f), (i) the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities or Section 1.2 Shares by gift, will or intestate succession) shall be aggregated together and with the partnership and (ii) the holdings of a Note Warrant Investor shall be aggregated with the holdings of affiliates of the Note Warrant Investor or any entities for which the Note Warrant Investor or its affiliates serve as general partner and/or investment adviser or in a similar capacity, all mutual funds or other pooled investment vehicles or entities under the common control or management of such Note Warrant Investor, or the general partner or investment adviser thereof, or any affiliate of the foregoing.

  3.   MISCELLANEOUS.

    3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities or Section 1.2(b) Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

    3.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

    3.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    3.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    3.5 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or facsimile transmission to such party to the facsimile number for such party on the signature page hereof (or, for parties not executing this Agreement, the facsimile number of such party on the stock records of the Company) or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof (or, for parties not executing this Agreement, the address of such party on the stock records of the Company), or at such other facsimile number or address as such party may designate by ten days' advance written notice to the other parties.

    3.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

    3.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

    3.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

    3.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

    3.10 ENTIRE AGREEMENT. This Amended and Restated Investor Rights Agreement (including the Schedules hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first above written.


                                       COMPANY:

                                       HYBRID NETWORKS, INC.

                                       By:/s/ Carl S Ledbetter
                                          ---------------------------
                                          Carl S. Ledbetter, Chief Executive
                                          Officer

                                       Address:  10161 Bubb Road
                                                 Cupertino, CA  95014-4167
                                       Facsimile Number:  (408) 725-2439

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first above written.


                                       COMPANY:

                                       HYBRID NETWORKS, INC.

                                       By:___________________________
                                          Carl S. Ledbetter, Chief Executive
                                          Officer

                                       Address: 10161 Bubb Road
                                                Cupertino, CA  95014-4167
                                       Facsimile Number: (408) 725-2439


                                       INTEL CORPORATION

                                       By: /s/Company Officer
                                          ---------------------------
                                       Its: VP and Treasurer
                                           --------------------------

                                       Address:  2200 Mission College Blvd.
                                                 Santa Clara, CA 95052-8119
                                       Facsimile Number:  (408) 765-6038

       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 TUDOR BVI FUTURES, LTD.
                                 By:  Tudor Investment Corporation,
                                      Investment Adviser

                                 By:/s/ Robert P. Forlenza
                                    ----------------------
                                    Robert P. Forlenza,
                                    Vice President

                                 Address: c/o Tudor Global Trading, Inc.
                                          40 Rowes Wharf
                                          Boston, MA  02110

                                 TUDOR ARBITRAGE PARTNERS, L.P.
                                 By:  Tudor Global Trading, Inc.,
                                      General Partner

                                 By:/s/ Robert P Forlenza
                                    ---------------------
                                    Robert P. Forlenza,
                                    Vice President

                                 Address same as immediately above

                                 RAPTOR GLOBAL FUND, LTD.
                                 By:  Tudor Investment Corporation,
                                      Investment Adviser

                                 By: /s/ Robert P. Forlenza
                                    -----------------------
                                    Robert P. Forlenza,
                                    Vice President

                                 Address same as immediately above

                                 RAPTOR GLOBAL FUND, L.P.
                                 By:  Tudor Investment Corporation,
                                      General Partner

                                 By: /s/ Robert P. Forlenza
                                    -----------------------
                                    Robert P. Forlenza,
                                    Vice President

                                    Address same as immediately above

       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 INVESTORS:

                                 __________________________
                                 Catherine P. Goodrich

                                 Address:  3787 Woodside Road
                                           Woodside, CA  94062
                                 Facsimile Number:  (415) 851-0726

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                         J.F. SHEA CO., INC.,


                                         By: /s/  Edmund Shea, Jr.
                                            ---------------------------------
                                            Edmund Shea, Jr.

                                         Address: 655 Brea Canyon Road
                                                  P. O. Box 489
                                                  Walnut, CA  91789-0489
                                         Facsimile Number:  (909) 869-0840

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                       OSCCO III, L.P.

                                       By:  /s/   Stephen E. Halprin
                                          -----------------------------------
                                          Stephen E. Halprin

                                       Address: One First Street, #15
                                                Los Altos, CA  94022
                                       Facsimile Number:  (415) 917-0801

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                        /s/ Gary M. Lauder
                                        -------------------------------------
                                        (Executing this Agreement as a Series B
                                        Investor)

                                        Address: 88 Mercedes Lane
                                                 Atherton, CA  94027
                                        Facsimile Number:  (415) 323-2171

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                        AT&T VENTURE COMPANY, L.P.

                                        By:   AT&T Venture Partners,
                                        Its:  General Partner

                                             By: /s/ Neal Douglas
                                                ------------------------------
                                             Its: General Partner
                                                 -----------------------------
                                        Address: 3000 Sand Hill Road
                                                 Building 4, Suite 235
                                                 Menlo Park, CA 94025
                                        Facsimile Number:  (415) 854-4923

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                        SEQUOIA CAPITAL VI

                                        By: /s/ Michael Moritz
                                           -----------------------------------
                                        Its:
                                            ----------------------------------

                                        Address: 3000 Sand Hill Road,
                                                 Building 4, Suite 280
                                                 Menlo Park, CA  94025
                                        Facsimile Number:  (415) 854-2977


                                        SEQUOIA TECHNOLOGY PARTNERS VI

                                        By: /s/ Michael Moritz
                                           -----------------------------------
                                        Its:
                                            ----------------------------------

                                        Address: 3000 Sand Hill Road,
                                                 Building 4, Suite 280
                                                 Menlo Park, CA  94025
                                        Facsimile Number:  (415) 854-2977


                                        SEQUOIA XXIV

                                        By: /s/ Michael Moritz
                                           -----------------------------------
                                        Its:
                                            ----------------------------------

                                        Address: 3000 Sand Hill Road,
                                                 Building 4, Suite 280
                                                 Menlo Park, CA  94025
                                        Facsimile Number:  (415) 854-2977

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     ACCEL IV L.P.                        ACCEL KEIRETSU L.P.

     By: Accel IV Associates L.P.         By: Accel Partners & Co., Inc.
     Its: General Partner                 Its: General Partner


        By: /s/ G. Carter Sednaoui        By: /s/ G. Carter Sednaoui
           -----------------------           -----------------------
        Its: General Partner              Its: Chief Financial Officer
            ----------------------            ----------------------

     Address: One Palmer Square           Address: One Palmer Square
              Princeton, NJ 08542                  Princeton, NJ 08542
     Facsimile Number:  (609) 683-0384    Facsimile Number:  (609) 683-0384



     ACCEL INVESTORS '95 L.P.             ELLMORE C. PATTERSON PARTNERS

     By: /s/ G. Carter Sednaoui           By: /s/ Company Officer
        -----------------------              -----------------------
     Its: General Partner                 Its: General Partner
         ----------------------               ----------------------

     Address: One Palmer Square           Address: One Palmer Square
              Princeton, NJ 08542                  Princeton, NJ 08542
     Facsimile Number:  (609) 683-0384    Facsimile Number:  (609) 683-0384

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                       /s/ Howard L. Strachman
                                       -----------------------------------
                                       Howard L. Strachman

                                       Address: c/o Ultracom Communications
                                                21580 Stevens Creek Blvd.
                                                Suite 207
                                                Cupertino, CA 95014
                                       Facsimile Number:  (408) 863-0363

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                       /s/ Eduardo J. Moura
                                       ------------------------------------
                                       Eduardo J. Moura

                                       Address: 10161 Bubb Road
                                                Cupertino, CA 95014-4167
                                       Facsimile Number:  (408) 725-2439

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                       ITOCHU Corporation

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

                                       Address: 5-1, Kita-Aoyama 2-chome
                                                Minato-ku, Tokyo 107-77
                                                Japan
                                       Facsimile Number:  011-81-3-3497-3131

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                       BG SERVICES LIMITED

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

                                       Address: c/o Minden House
                                                6 Minden Place
                                                St. Helier
                                       Jersey, Channel Islands
                                       Attention:  Ron Green
                                       Facsimile Number:  (0) 1534-607799

        SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT



                                       /s/ Daniel E. Steimle
                                       -----------------------------
                                       Daniel E. Steimle

        SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT



                                       888 GROUP

                                            /s/ David Hayes
                                       By:  /s/ Company Officer
                                          ---------------------------
                                      Its:  /s/ Company Officer
                                          ---------------------------

        SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT



                                       /s/ Bradford J. Shafer
                                       ------------------------------
                                       Bradford J. Shafer

        SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                       /s/ K. Philip Hwang
                                       ------------------------------
                                       K. Philip Hwang

                                   SCHEDULE A

                              Hybrid Networks, Inc.
                                Series A Investors
                                ------------------
                                ------------------


                                         # of Shares of
Name                                 Series A Preferred Stock
----                                 ------------------------

Catherine P. Goodrich                           63,090
J.F. Shea Co., Inc.                            378,541
Subhash Bal                                     25,236
Stewart H. Greenfield                           63,090
James Marver                                    25,236
Walter Baumgartner                              63,090
The Cypress Fund
Alexander Cilento                               63,090
Krivonos Fmly Lv Tst                            50,472
IRA FBO Susan Harman Neithold                   62,926
OSCCO III, L.P.                                752,404

     TOTAL                                   1,547,175

                                 SCHEDULE B

                             Hybrid Networks, Inc.
                         Series B Preferred Investors
                         ----------------------------
                         ----------------------------


                                # of Shares of Series B Preferred Stock
                                ---------------------------------------
                                                 Subject to Issuance on
Name                             Issued            Exercise of Warrants
----                             ------          -----------------------
Gary M. Lauder                   442,857                  171,429
OSCCO III, L.P.                   72,426                   16,213
J.F. Shea Co., Inc.               36,438                   18,219
Intel                            248,187                     --

         TOTAL                   799,908                  205,861

                                   SCHEDULE C

                               Hybrid Networks, Inc.
                                 Series D Investors
                                 ------------------
                                 ------------------



                                           # of Shares of Series D Preferred Stock
                                      -------------------------------------------------
                                                                          Subject to
                                                  Subject to Issuance     Issuance on     # of Shares
                                                  on Exercise of          Exercise of     of Series G         # of
                                      Issued      Original Warrants       New Warrants    Preferred Stock*    1.2(b) Shares
                                      ------      --------------------    -------------   ----------------    --------------
AT&T Venture Company, L.P.             571,428           285,714              71,355           130,548             58,015
Sequoia Capital VI                   1,040,001           520,000             129,866           237,598            105,587
Sequoia Technology Partners VI          57,143            28,572               7,136            13,055              5,802
Sequoia 1995                            45,714            22,857               5,708            10,444              4,641
Accel Investors '95 L.P.                49,153            24,571               6,137            11,227              4,989
Accel IV L.P.                        1,046,858           523,429             130,722           239,164            106,283
Accel Keiretsu L.P.                     21,714            10,857               2,711             4,961              2,205
Ellmore C. Patterson Partners           25,143            12,572               3,140             5,744              2,553
OSCCO III, L.P.                        223,444           111,722              31,951            58,456             22,685
J.F. Shea Co., Inc.                    112,414            56,207              18,587            34,007             11,413
Susan Harmon Niethold                    7,000             3,500                 874             1,599                710
Gary M. Lauder                           --                --                 42,813            78,329              --

         TOTALS                      3,200,002         1,600,001             451,000           825,132            324,883

-------------------
* Issued upon conversion of convertible notes at the closing of the sale of shares of Series G Preferred Stock to the purchasers pursuant to the Series G Agreement.

                                  SCHEDULE D

                             Hybrid Networks, Inc.
                             Note Warrant Investors
                             ----------------------

                                         # of Shares of Common Stock for which
Name                                      Note Warrants May Become Exercisable
----                                      -------------------------------------
Tudor BVI Futures, Ltd.                                 182,440-456,106

Tudor Arbitrage Partners, L.P.                           46,667-116,667

Raptor Global Fund, Ltd.                                120,593-301,486

Raptor Global Fund, L.P.                                 46,336-115,841

Sequoia Capital VI                                        27,029-67,574

Sequoia Technology Partners VI                              1,485-3,713

Sequoia XXIV                                                1,188-2,970

Accel IV L.P.                                             22,673-56,683

Accel Investors '95 L.P.                                    1,064-2,661

Accel Keiretsu L.P.                                           470-1,176

Ellmore C. Patterson Partners                                 545-1,361

AT&T Ventures                                             25,465-63,664

OSCCO III, L.P.                                           19,802-49,505

Gary M. Lauder                                             9,901-24,753

888 Group                                                 12,376-30,941

Daniel E. Steimle                                        49,505-123,763

Bradford J. Shafer                                         4,950-12,376

J.F. Shea Co., Inc.                                        9,901-24,753

K. Philip Hwang                                          99,009-247,525

                                HYBRID NETWORKS, INC.

                                     AMENDMENT TO
                    AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

    The Amended and Restated Investor Rights Agreement dated as of September
18, 1997 among Hybrid Networks, Inc. (the "COMPANY") and certain holders of securities of the Company (the "ORIGINAL AGREEMENT") is hereby amended by this amendment (this "AMENDMENT") dated as of October 13, 1997 among the Company, Venture Banking Group, a division of Cupertino National Bank (the "BANK"), and the holders of a majority of the Registrable Securities outstanding immediately prior to this Amendment. Except as provided otherwise herein, the terms used in this Amendment that are defined in the Original Agreement have the same meanings as those terms have in the Original Agreement.

    1.   The Original Agreement is hereby amended as follows:

         (a) The Bank will have the same registration rights under the Original Agreement as amended by this Amendment (the "AGREEMENT"), with respect to the shares of Common Stock of the Company issued or issuable upon exercise of the warrants issued by the Company to the Bank in October 1997 to purchase up to 7,178 shares of Common Stock of the Company (the "BANK WARRANTS"), as the Note Warrant Investors have with respect to the shares of Common Stock that are issued or issuable upon exercise of the Note Warrants.

         (b) The definition of "Registrable Securities" in Section 1.1(b) of the Original Agreement is amended to include (i) shares of Common Stock of the Company issuable or issued upon exercise of any Bank Warrants and (ii) any Common Stock of the Company issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Bank Warrants.

         (c) The Bank will have, with respect to the Bank Warrants or shares of Common Stock of the Company that have been issued upon exercise of any Bank Warrants, the same right as any Note/Warrant Holder has to participate in the one demand shelf-registration provided for in Section 1.10(b) of the Original Agreement.

         (d) As signatory of this Amendment, the Bank will be bound by the provisions of Section 1.12 of the Original Agreement (Market Stand-Off Agreement).

         (e) The Company shall deliver financial statements to the Bank as provided in Sections 2.1 and 2.2 of the Original Agreement.

         (f) Section 3.5 of the Original Agreement is amended to replace the words "registered or certified" with "first class."

    2. Except as amended as provided in Section 1 above, the Original Agreement continues in full force and effect.

    3. This Amendment may be executed in two or more counterparts, each of which will be deemed an original but, all of which together will constitute one and the same instrument.

                                    SIGNATURE PAGE
                         DATED AS OF OCTOBER 13, 1997 TO THE
    Hybrid Networks, Inc. Amended and Restated Investor Rights Agreement
--------------------------------------------------------------------------------

    IN WITNESS WHEREOF, EACH OF THE UNDERSIGNED EXECUTES AND DELIVERS THIS AMENDMENT AS OF THE DATE SET FORTH IMMEDIATELY ABOVE.



                                  THE COMPANY:

                                     HYBRID NETWORKS, INC.


                                     By /S/ Carl S. Ledbetter
                                        ----------------------------------------
                                     Its: President and CEO
                                          --------------------------------------


                                  THE BANK:

                                     VENTURE BANKING GROUP,
                                       A DIVISION OF CUPERTINO NATIONAL BANK

                                     By /S/ Company Officer
                                        ----------------------------------------
                                     Its:
                                          --------------------------------------

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------

                                   TUDOR BVI FUTURES, LTD.
                                   By:  Tudor Investment Corporation,
                                        Investment Adviser

                                        By:
                                           ---------------------------------
                                           Robert P. Forlenza,
                                           Vice President

                                   Address:   c/o Tudor Global Trading, Inc.
                                              40 Rowes Wharf
                                              Boston, MA  02110
                                   Facsimile No.:  c/o Bingham, Dana & Gould LLP
                                                   (617) 951-8736
                                                   Attn:  Victor J. Paci, Esq.

                                   TUDOR ARBITRAGE PARTNERS, L.P.
                                   By:  Tudor Global Trading, Inc.,
                                        General Partner

                                        By:
                                           ---------------------------------
                                           Robert P. Forlenza,
                                           Vice President

                                   Address and facsimile no. same as immediately above

                                   RAPTOR GLOBAL FUND, LTD.
                                   By:  Tudor Investment Corporation,
                                        Investment Adviser

                                        By:
                                           ---------------------------------
                                           Robert P. Forlenza,
                                           Vice President

                                   Address and facsimile no. same as immediately above


                                   RAPTOR GLOBAL FUND, L.P.
                                   By:  Tudor Investment Corporation,
                                        General Partner

                                        By:
                                           ---------------------------------
                                           Robert P. Forlenza,
                                           Vice President

                                   Address and facsimile no. same as immediately above

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------

                                   J.F. SHEA CO., INC.,


                                   By:
                                      ---------------------------------
                                      Edmund Shea, Jr.

                                   Address:  655 Brea Canyon Road
                                             P. O. Box 489
                                             Walnut, CA  91789-0489
                                   Facsimile Number:  (909) 869-0840

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------

                                   OSCCO III, L.P.

                                   By:
                                      ---------------------------------
                                      Stephen E. Halprin

                                   Address: One First Street, #15
                                            Los Altos, CA  94022
                                   Facsimile Number:  (415) 917-0801

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------



                                   -----------------------------------
                                   Gary M. Lauder

                                   Address:  88 Mercedes Lane
                                             Atherton, CA  94027
                                   Facsimile Number:  (415) 323-2171

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------

                                   AT&T VENTURE COMPANY, L.P.

                                   By:   AT&T Venture Partners,
                                   Its:  General Partner

                                          By:
                                             --------------------------------

                                          Its:
                                              -------------------------------

                                   Address:   3000 Sand Hill Road
                                              Building 4, Suite 235
                                              Menlo Park, CA 94025
                                   Facsimile Number:  (415) 854-4923

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------

                                   SEQUOIA CAPITAL VI

                                   By:
                                      -----------------------------------

                                   Its:
                                       ----------------------------------

                                   Address:  3000 Sand Hill Road,
                                             Building 4, Suite 280
                                             Menlo Park, CA  94025
                                   Facsimile Number:  (415) 854-2977

                                   SEQUOIA TECHNOLOGY PARTNERS VI

                                   By:
                                      -----------------------------------

                                   Its:
                                       ----------------------------------

                                   Address:  3000 Sand Hill Road,
                                             Building 4, Suite 280
                                             Menlo Park, CA  94025
                                   Facsimile Number:  (415) 854-2977


                                   SEQUOIA XXIV

                                   By:
                                      -----------------------------------

                                   Its:
                                       ----------------------------------

                                   Address:  3000 Sand Hill Road,
                                             Building 4, Suite 280
                                             Menlo Park, CA  94025
                                   Facsimile Number:  (415) 854-2977

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------


ACCEL IV L.P.                          ACCEL KEIRETSU L.P.

By:  Accel IV Associates L.P.          By:  Accel Partners & Co., Inc.
Its: General Partner                   Its: General Partner


     By:                                    By:
        ----------------------                 ----------------------

     Its:                                   Its:
         ---------------------                  ---------------------

Address: One Palmer Square             Address: One Palmer Square
         Princeton, NJ 08542                    Princeton, NJ 08542

Facsimile Number: (609) 683-0384       Facsimile Number: (609) 683-0384


ACCEL INVESTORS '95 L.P.                ELLMORE C. PATTERSON PARTNERS

By:                                     By:
   ----------------------------            ----------------------------

Its:                                    Its:
    ---------------------------             ---------------------------

Address: One Palmer Square             Address: One Palmer Square
         Princeton, NJ 08542                    Princeton, NJ 08542
Facsimile Number:  (609) 683-0384      Facsimile Number:  (609) 683-0384

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------



                                   INTEL CORPORATION

                                   By:
                                        -------------------------------
                                   Its:
                                        -------------------------------

                                   Address:  2200 Mission College Blvd.
                                             Santa Clara, CA 95052-8119
                                   Facsimile Number:  (408) 765-6038

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------


                                   ITOCHU Corporation

                                   By:
                                        -------------------------------
                                   Its:
                                        -------------------------------

                                   Address:  5-1, Kita-Aoyama 2-chome
                                             Minato-ku, Tokyo 107-77
                                             Japan
                                   Facsimile Number:  011-81-3-3497-3131

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------


                                   BG SERVICES LIMITED

                                   By:
                                        -------------------------------
                                   Its:
                                        -------------------------------

                                   Address:  c/o Minden House
                                             6 Minden Place
                                             St. Helier
                                   Jersey, Channel Islands
                                   Attention:  Ron Green
                                   Facsimile Number:  (0) 1534-607799

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------



                                   -----------------------------------
                                   Daniel E. Steimle

                                   Address: P. O. Box 928
                                            Occidental, CA 95465
                                   Facsimile No.:  (408) 725-0990

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------




                                   888 GROUP


                                   By:
                                      -------------------------------

                                   Its:
                                       ------------------------------

                                   Address:  555 California Street, Suite 2200
                                             San Francisco, CA 94104
                                             Attn:  David Hayes
                                   Facsimile No.:  (415) 576-2361

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------



                                   -----------------------------------
                                   Bradford J. Shafer

                                   Address: Heartport, Inc.
                                            200 Chesapeake Drive
                                            Redwood City, CA 94063
                                   Facsimile No.:  (415) 306-7905

                                  SIGNATURE PAGE
                        DATED AS OF OCTOBER __, 1997 TO THE
      HYBRID NETWORKS, INC. AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
--------------------------------------------------------------------------------




                                   -----------------------------------
                                   K. Philip Hwang

                                   Address: 2345 Harris Way
                                            San Jose, CA 95131-1413
                                   Facsimile:  (408) 954-8131